                                                                    Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2002 and with respect to the performance of the Trust during the month of April, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.


A.   Information Regarding the Current Monthly Distribution (Stated on the
     Basis of $1,000 Original Certificate Principal Amount)

     1 The amount of the current monthly distribution in respect of
       Class A Monthly Principal                                                $                0.00
                                                                                 ---------------------

     2 The amount of the current monthly distribution in respect of
       Class B Monthly Principal                                                $                0.00
                                                                                 ---------------------

     3 The amount of the current monthly distribution in respect of
       Collateral Monthly Principal                                             $                0.00
                                                                                 ---------------------

     4 The amount of the current monthly distribution in respect of
       Class A Monthly Interest                                                 $                1.67
                                                                                 ---------------------

     5 The amount of the current monthly distribution in respect of
       Class A Additional Interest                                              $                0.00
                                                                                 ---------------------

     6 The amount of the current monthly distribution in respect of
       Class B Monthly Interest                                                 $                1.97
                                                                                 ---------------------

     7 The amount of the current monthly distribution in respect of
       Class B Additional Interest                                              $                0.00
                                                                                 ---------------------

     8 The amount of the current monthly distribution in respect of
       Collateral Minimum Monthly Interest                                      $                2.38
                                                                                 ---------------------

     9 The amount of the current monthly distribution in respect of
       any accrued and unpaid Collateral Minimum Monthly Interest               $                0.00
                                                                                 ---------------------

B.   Information Regarding the Performance of the Trust

       1 Collection of Principal Receivables

         (a) Available Principal Collections                                    $       73,303,446.59
                                                                                 ---------------------

         (b) Class A Investor Default Amount treated as Available Principal
             Collection                                                         $       1,820,299.42
                                                                                 --------------------

         (c) Class B Investor Default Amount treated as Available Principal
             Collection                                                         $         124,820.53
                                                                                 --------------------

         (d) Excess Spread treated as Available Principal Collection            $         135,222.24
                                                                                 --------------------

       2 Principal Receivables in the Trust

         (a) The aggregate amount of Principal Receivables in the Trust as of
             the end of the day on the last day of the related Monthly Period   $   1,674,206,319.85
                                                                                 --------------------

         (b) The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2002-1 as of the end of the day on
             the last day of the related Monthly Period                         $     427,255,778.62
                                                                                 --------------------

         (c) The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2002-1 as of the end of
             the day on the last day of the related Monthly Period              $     427,255,778.62
                                                                                 --------------------

         (d) The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the last
             day of the related Monthly Period                                  $     373,848,806.29
                                                                                 --------------------

         (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the day
             on the last day of the related Monthly Period                      $     373,848,806.29
                                                                                 --------------------

         (f) The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the last
             day of the related Monthly Period                                  $      25,635,346.72
                                                                                 --------------------

         (g) The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day
             on the last day of the related Monthly Period                      $      25,635,346.72
                                                                                 --------------------

         (h) The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on the
             last day of the related Monthly Period                             $      27,771,625.61
                                                                                 --------------------

         (i) The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the
             day on the last day of the related Monthly Period                  $      27,771,625.61
                                                                                 --------------------

         (j) The Floating Allocation Percentage with respect to the related
             Monthly Period                                                                    25.52%
                                                                                 --------------------

         (k) The Class A Floating Percentage with respect to the related
             Monthly Period                                                                    87.50%
                                                                                 --------------------

         (l) The Class B Floating Percentage with respect to the related
             Monthly Period                                                                     6.00%
                                                                                 --------------------

         (m) The Collateral Floating Percentage with respect to the

             related Monthly Period                                                                6.50%
                                                                                   ---------------------

         (n) The Principal Allocation Percentage with respect to the related
             Monthly Period                                                                       25.52%
                                                                                   ---------------------

         (o) The Class A Principal Percentage with respect to the related
             Monthly Period                                                                       87.50%
                                                                                   ---------------------

         (p) The Class B Principal Percentage with respect to the related
             Monthly Period                                                                        6.00%
                                                                                   ---------------------

         (q) The Collateral Principal Percentage with respect to the related
             Monthly Period                                                                        6.50%
                                                                                   ---------------------

       3 Delinquent Balances

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                          Aggregate            Percentage
                                           Account              of Total
                                           Balance            Receivables
                                       ----------------     ---------------
       (a)   30 -- 59 days:             $23,769,096.02               1.42%
       (b)   60 -- 89 days:             $15,386,154.35               0.92%
       (c)   90+ days:                  $13,042,787.21               0.78%
                                       ----------------     ---------------
             Total:                     $52,198,037.58               3.12%
                                       ================     ===============

       4 Investor Default Amount

         (a) The Investor Default Amount for the related Monthly Period         $       2,080,342.19
                                                                                 --------------------

         (b) The Class A Investor Default Amount for the related Monthly Period $       1,820,299.42
                                                                                 --------------------

         (c) The Class B Investor Default Amount for the related Monthly Period $         124,820.53
                                                                                 --------------------

         (d) The Collateral Default Amount for the related Monthly Period       $         135,222.24
                                                                                 --------------------

       5 Investor Charge-Offs

         (a) The aggregate amount of Class A Investor Charge-Offs
             for the related Monthly Period                                     $               0.00
                                                                                 --------------------

         (b) The aggregate amount of Class A Investor Charge-Offs set forth
             in 5(a) above per $1,000 of original certificate principal amount  $               0.00
                                                                                 --------------------

         (c) The aggregate amount of Class B Investor Charge-Offs
             for the related Monthly Period                                     $               0.00
                                                                                 --------------------

         (d) The aggregate amount of Class B Investor Charge-Offs
             set forth in 5(c) above per $1,000 or original certificate
             principal amount                                                   $               0.00
                                                                                 --------------------

         (e) The aggregate amount of Collateral Charge-Offs

             for the related Monthly Period                                     $               0.00
                                                                                 --------------------

         (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
             above per $1,000 of original certificate principal amount          $               0.00
                                                                                 --------------------

         (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution
             Date                                                               $               0.00
                                                                                 --------------------

         (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
             Distribution Date                                                  $               0.00
                                                                                 --------------------

         (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution
             Date                                                               $               0.00
                                                                                 --------------------

         (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
             Distribution Date                                                  $               0.00
                                                                                 --------------------

         (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
             Transfer Date immediately preceding this Distribution Date         $               0.00
                                                                                 --------------------

         (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
             above per $1,000 original certificate principal amount
             reimbursed on the Transfer Date immediately preceding
             Distribution Date                                                  $               0.00
                                                                                 --------------------

       6 Investor Servicing Fee

         (a) The amount of the Class A Servicing Fee payable by the Trust to
             the Servicer for the related Monthly Period                        $         309,895.84
                                                                                 --------------------

         (b) The amount of the Class B Servicing Fee payable by the Trust to
             the Servicer for the related Monthly Period                        $          21,250.00
                                                                                 --------------------

         (c) The amount of the Collateral Servicing Fee payable by the Trust
             to the Servicer for the related Monthly Period                     $          23,020.83
                                                                                 --------------------

         (d) The amount of Servicer Interchange payable by the Trust to the
             Servicer for the related Monthly Period                            $         354,166.67
                                                                                 --------------------

       7 Reallocations

         (a) The amount of Reallocated Collateral Principal Collections with
             respect to this Distribution Date                                  $               0.00
                                                                                 --------------------

         (b) The amount of Reallocated Class B Principal Collections with
             respect to this Distribution Date                                  $               0.00
                                                                                 --------------------

         (c) The Collateral Invested Amount as of the close of business on
             this Distribution Date                                             $      27,625,000.00
                                                                                 --------------------

         (d) The Collateral Adjusted Invested Amount as of the close of
             business on this Distribution Date                                 $      27,625,000.00
                                                                                 --------------------

         (e) The Class B Invested Amount as of the close of business on this
             Distribution Date                                                  $     25,500,000.00
                                                                                 -------------------

         (f) The Class B Adjusted Invested Amount as of the close of business
             on this Distribution Date                                          $     25,500,000.00
                                                                                 -------------------

         (g) The Class A Invested Amount as of the close of business on this
             Distribution Date                                                  $    371,875,000.00
                                                                                 -------------------

         (h) The Class A Adjusted Invested Amount as of the close of business
             on this Distribution Date                                          $    371,875,000.00
                                                                                 -------------------

       8 Collection of Finance Charge Receivables

         (a) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
             Period which were allocated in respect of the Class A
             Certificates                                                       $      4,753,471.61
                                                                                 -------------------

         (b) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
             Period which were allocated in respect of the Class B
             Certificates                                                       $        325,952.34
                                                                                 -------------------

         (c) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
             Period which were allocated in respect of the Collateral Interest  $        353,115.03
                                                                                 -------------------

       9 Principal Funding Account

         (a) The principal amount on deposit in the Principal Funding Account
             on the related Transfer Date                                       $              0.00
                                                                                 -------------------

         (b) The Accumulation Shortfall with respect to the related Monthly
             Period                                                             $              0.00
                                                                                 -------------------

         (c) The Principal Funding Investment Proceeds deposited in the
             Finance Charge Account on the related Transfer Date to be treated
             as Class A Available Funds                                         $              0.00
                                                                                 -------------------

         (d) The Principal Funding Investment Proceeds deposited in the
             Finance Charge Account on the related Transfer date to be treated
             as Class B Available Funds                                         $              0.00
                                                                                 -------------------

      10 Reserve Account

         (a) The Reserve Draw Amount on the related Transfer Date               $              0.00
                                                                                 -------------------

         (b) The amount of the Reserve Draw Amount deposited in the Collection
             Account on the related Transfer Date to be treated as Class A
             Available Funds                                                    $              0.00
                                                                                 -------------------

         (c) The amount of the Reserve Draw Account deposited in the
             Collection Account on the related Transfer Date to be treated as
             Class B Available Funds                                            $              0.00
                                                                                 -------------------

         (d) The amount of any Reserve Account Surplus                          $              0.00
                                                                                 -------------------

      11 Available Funds

         (a) The amount of Class A Available Funds on deposit in the
             Collection Account on the related Transfer Date                    $           619,791.67
                                                                                  ----------------------

         (b) The amount of Class B Available Funds on deposit in the
             Collection Account on the related Transfer Date                    $            50,150.00
                                                                                  ----------------------

         (c) The amount of Collateral Available Funds on deposit in the
             Collection Account on the related Transfer Date                    $            65,839.58
                                                                                  ----------------------

         (d) Available Principal Collections on deposit in the Collection
             Account on the related Transfer Date                               $                 0.00
                                                                                  ----------------------

      12 Excess Spread and Excess Finance Charge Collections

         (a) Excess Finance Charge Collection                                   $                 0.00
                                                                                  ----------------------

         (b) Class A Available Funds
               minus Class A Monthly Interest
               minus Class A Servicing Fee
               minus Class A Defaulted Amount                                   $         2,003,484.68
                                                                                  ----------------------

             Class B Available Funds
               minus Class B Monthly Interest
               minus Class B Servicing Fee
               minus Class B Defaulted Amount                                   $           129,731.81
                                                                                  ----------------------

             Collateral Available Funds                                         $           353,115.03
                                                                                  ----------------------

         (c) Excess Spread applied to the Class A Required Amount for the
             Monthly Period                                                     $                 0.00
                                                                                  ----------------------

         (d) Excess Spread applied to the Class A Investor Charge-Offs for
             the related Monthly Period                                         $                 0.00
                                                                                  ----------------------

         (e) Excess Spread applied to the Class B Required Amount for the
             related Monthly Period                                             $                 0.00
                                                                                  ----------------------

         (f) Excess Spread applied to the Class B Default Amount for the
             related Monthly Period                                             $                 0.00
                                                                                  ----------------------

         (g) Excess Spread applied to the Class B Invested Amount for the
             related Monthly Period                                             $                 0.00
                                                                                  ----------------------

         (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral
             Minimum Monthly Interest                                           $            65,839.58
                                                                                  ----------------------

         (i) Excess Spread applied to the Collateral Servicing Fee due to the
             Servicer for the related Monthly Period or for any past due
             Collateral Servicing Fees                                          $            23,020.83
                                                                                  ----------------------

         (j) Excess Spread applied to the Collateral Default Amount as
             Available Principal Collections for the related Monthly Period     $           135,222.24
                                                                                  ----------------------

         (k) Excess Spread applied to the Collateral Invested Amount for the
             related Monthly Period                                             $                 0.00
                                                                                  ----------------------

         (l) Excess Spread applied to the Reserve Account for the related
             Monthly Period                                                     $                 0.00
                                                                                  ----------------------

      13 Finance Charge Shortfall

         (a) Finance Charge Shortfall for Series 2002-1                         $                 0.00
                                                                                  ----------------------

         (b) Total Finance Charge Shortfall for all series in Group One         $                 0.00
                                                                                  ----------------------

      14 Base Rate

         (a) The Base Rate for the related Monthly Period                                         3.08%
                                                                                  ----------------------

      15 Portfolio Yield

         (a) The Portfolio Yield for the related Monthly Period                                   9.60%
                                                                                  ----------------------

         (b) The Portfolio Adjusted Yield for the related Monthly Period                           N/A
                                                                                  ----------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of May, 2002.

                                             NATIONAL CITY BANK,
                                             as Seller and Servicer

                                         By:        /s/ Thomas A. Chandler
                                                    ----------------------------
                                             Name:  Thomas A. Chandler
                                             Title: Senior Vice President -
                                                    Credit Card Finance